Exhibit 99.1

Vishay Intertechnology Reports Third Quarter 2026 Results

Malvern, PA, November 4, 2026 – Vishay Intertechnology, Inc., (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive electronic components, today announced results for the fiscal third quarter ended October 3, 2026.

Highlights
  3Q 2026 revenues of $978.9 million
  3Q 2026 gross margin was 25.5%
  3Q 2026 operating margin was 9.4%
  3Q 2026 diluted EPS of $0.37
  3Q 2026 book-to-bill of 1.29 with book-to-bill of 1.28 for semiconductors and 1.31 for passive components
  Backlog at quarter end was 6.6 months
“Q3 revenue of $979 million marked the highest quarterly revenue ever in Vishay’s history and exceeded the top end of our guidance.  With revenue growth of 24% over last year, we lifted our gross profit margin to 25.5%, 600 basis points higher.  This significant gross margin improvement flowed through to earnings which surged to $0.37 per share. All technologies delivered strong results, demonstrating the value of Vishay as a hybrid supplier of discrete semiconductors and passive components,” said Joel Smejkal, president and CEO.  “We remain intensely focused on execution under Vishay 3.0, delivering on our promise to our customers to be a reliable supplier with incremental capacity and maintain competitive lead times.”

4Q 2026 Outlook
For the fourth quarter of 2026, management expects revenues in the range of $990 million +/- $15 million and a gross profit margin in the range of 26.0% +/- 50 basis points.

Conference Call
A conference call to discuss Vishay’s third quarter financial results is scheduled for Wednesday, November 4, 2026, at 9:00 a.m. ET. To participate in the live conference call, please pre-register here. Upon registering, you will be emailed a dial-in number, and unique PIN.

A live audio webcast of the conference call and a PDF copy of the press release and the quarterly presentation will be accessible directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

There will be a replay of the conference call available on the Investor Relations website approximately one hour following the call and will remain available for 30 days.

About Vishay
Vishay manufactures one of the world’s largest portfolios of discrete semiconductors and passive electronic components that are essential to innovative designs in the automotive, industrial, computing, consumer, telecommunications, military, aerospace, and healthcare markets. Serving customers worldwide, Vishay is The DNA of tech®. Vishay Intertechnology, Inc. is a Fortune 1,000 Company listed on the NYSE (VSH). More on Vishay at www.Vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings; adjusted earnings per share; adjusted net revenues; adjusted gross margin; adjusted operating margin; free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted net revenues, adjusted gross margin, adjusted operating margin, free cash, EBITDA, adjusted EBITDA, and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results and financial trends of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP.  Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to understanding the Company's intrinsic operations.  Reconciling items to calculate adjusted net revenues, adjusted gross margin, adjusted operating margin, and adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant.  Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility.  These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company’s financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including forecasted revenues and margins, capacity expansion, multi-year customer demand, stockholder returns, and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words and expressions such as “will,” “expect,” “going forward” or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; manufacturing or supply chain interruptions or changes in customer demand; delays or difficulties in implementing our cost reduction strategies; delays or difficulties in expanding our manufacturing capacities; an inability to attract and retain highly qualified personnel; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; changes in U.S. and foreign trade regulations and tariffs, and uncertainty regarding the same; volatility in prices for metals and materials; changes in applicable domestic and foreign tax regulations, and uncertainty regarding the same; changes in applicable accounting standards and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The DNA of tech® is a trademark of Vishay Intertechnology.

Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Executive Vice President, Corporate Development
+1-610-644-1300

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	October 3, 2026	July 4, 2026	September 27, 2025

Net revenues(a)	$978,939	$888,575	$790,640
Costs of products sold(b)	729,554	681,193	636,781
Gross profit	249,385	207,382	153,859
Gross margin	25.5%	23.3%	19.5%

Selling, general, and administrative expenses	157,168	153,856	134,712
Operating income	92,217	53,526	19,147
Operating margin	9.4%	6.0%	2.4%

Other income (expense):
Interest expense	(6,676)	(10,333)	(9,525)
Other	1,742	(794)	2,265
Total other income (expense) - net	(4,934)	(11,127)	(7,260)

Income before taxes	87,283	42,399	11,887

Income tax expense	28,314	14,275	19,763

Net earnings (loss)	$58,969	$28,124	$(7,876)

Basic earnings (loss) per share	$0.38	$0.21	$(0.06)

Diluted earnings (loss) per share	$0.37	$0.19	$(0.06)

Weighted average shares outstanding - basic	153,523	136,824	135,720

Weighted average shares outstanding - diluted	160,819	147,901	135,720

Cash dividends per share	$0.10	$0.10	$0.10

(a) Net revenues for the fiscal quarter ended July 4, 2026 are reduced by ($30,008) for tariff refunds passed through to customers, with no impact on gross profit.
(b) Costs of product sold for the fiscal quarter ended July 4, 2026 are reduced by ($30,008) for tariff refunds received from the U.S. government, with no impact on gross profit.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Nine fiscal months ended
	October 3, 2026	September 27, 2025

Net revenues(c)	$2,706,756	$2,268,126
Costs of products sold(d)	2,073,377	1,830,030
Gross profit	633,379	438,096
Gross margin	23.4%	19.3%

Selling, general, and administrative expenses(e)	465,512	396,016
Operating income	167,867	42,080
Operating margin	6.2%	1.9%

Other income (expense):
Interest expense	(26,982)	(28,903)
Other	1,649	6,759
Total other income (expense) - net	(25,333)	(22,144)

Income before taxes	142,534	19,936

Income tax expense	48,277	29,900

Net earnings (loss)	$94,257	$(9,964)

Basic earnings (loss) per share	$0.66	$(0.07)

Diluted earnings (loss) per share	$0.63	$(0.07)

Weighted average shares outstanding - basic	142,065	135,739

Weighted average shares outstanding - diluted	148,664	135,739

Cash dividends per share	$0.30	$0.30

(c) Net revenues for the nine fiscal months ended October 3, 2026 are reduced by ($30,008) for tariff refunds passed through to customers, with no impact on gross profit.
(d) Costs of product sold for the nine fiscal months ended October 3, 2026 are reduced by ($30,008) for tariff refunds received from the U.S. government, with no impact on gross profit.
(e) Selling, general, and administrative expenses for the nine fiscal months ended September 27, 2025 include a ($11,293) benefit recognized upon the favorable resolution of a contingency.

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(Unaudited - In thousands)

	October 3, 2026	December 31, 2025

Assets
Current assets:
Cash and cash equivalents	$1,139,887	$514,966
Short-term investments	5,304	265
Accounts receivable, net	367,048	381,802
Inventories:
Finished goods	174,418	182,444
Work in process	365,575	331,347
Raw materials	265,495	245,412
Total inventories	805,488	759,203

Prepaid expenses and other current assets	233,063	231,004
Total current assets	2,550,790	1,887,240

Property and equipment, at cost:
Land	85,515	86,399
Buildings and improvements	846,712	839,856
Machinery and equipment	3,487,407	3,477,884
Construction in progress	564,927	464,475
Allowance for depreciation	(3,251,827)	(3,195,455)
	1,732,734	1,673,159

Right of use assets	118,996	119,746
Deferred income taxes	189,525	183,016
Goodwill	179,928	180,390
Other intangible assets, net	67,785	78,487
Other assets	109,030	112,122
Total assets	$4,948,788	$4,234,160

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(Unaudited - In thousands)

	October 3, 2026	December 31, 2025

Liabilities and equity
Current liabilities:
Trade accounts payable	$246,311	$214,984
Payroll and related expenses	192,326	164,114
Lease liabilities	28,099	26,546
Other accrued expenses	268,088	300,031
Income taxes	34,768	14,751
Total current liabilities	769,592	720,426

Long-term debt less current portion	735,482	950,893
Deferred income taxes	95,991	96,818
Long-term lease liabilities	92,757	95,799
Other liabilities	135,972	109,228
Accrued pension and other postretirement costs	164,616	172,723
Total liabilities	1,994,410	2,145,887

Equity:
Vishay stockholders' equity
Common stock	14,130	12,351
Class B convertible common stock	1,210	1,210
Capital in excess of par value	1,955,384	1,101,086
Retained earnings	943,885	892,232
Accumulated other comprehensive income	39,769	81,394
Total equity	2,954,378	2,088,273
Total liabilities and equity	$4,948,788	$4,234,160

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(Unaudited - In thousands)
	Nine fiscal months ended
	October 3, 2026	September 27, 2025

Operating activities
Net earnings (loss)	$94,257	$(9,964)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	174,035	167,036
Loss on disposal of property and equipment	107	56
Inventory write-offs for obsolescence	33,374	25,614
Deferred income taxes	(5,026)	(7,461)
Stock compensation expense	29,875	17,635
Other	8,993	(2,189)
Change in U.S. transition tax liability	-	(47,027)
Change in repatriation tax liability	(4,092)	(9,375)
Changes in operating assets and liabilities	(16,732)	(99,379)
Net cash provided by operating activities	314,791	34,946

Investing activities
Capital expenditures	(253,409)	(178,491)
Proceeds from sale of property and equipment	480	854
Purchase of short-term investments	(5,356)	(28,575)
Maturity of short-term investments	317	45,111
Other investing activities	(410)	(2,336)
Net cash used in investing activities	(258,378)	(163,437)

Financing activities
Proceeds from follow-on public offering, net of underwriting discounts and issuance costs	830,250	-
Principal payments on long-term debt	-	(41,911)
Net proceeds (payments) on revolving credit facility	(219,000)	53,000
Dividends paid to common stockholders	(38,933)	(37,050)
Dividends paid to Class B common stockholders	(3,629)	(3,629)
Repurchase of common stock	-	(12,538)
Cash withholding taxes paid when shares withheld for vested equity awards	(4,090)	(4,000)
Other financing activities	10,000	10,080
Net cash provided by (used in) financing activities	574,598	(36,048)
Effect of exchange rate changes on cash and cash equivalents	(6,090)	18,111

Net increase (decrease) in cash and cash equivalents	624,921	(146,428)

Cash and cash equivalents at beginning of period	514,966	590,286
Cash and cash equivalents at end of period	$1,139,887	$443,858

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Nine fiscal months ended
	October 3, 2026	July 4, 2026	September 27, 2025	October 3, 2026	September 27, 2025

Net earnings (loss)	$58,969	$28,124	$(7,876)	$94,257	$(9,964)

Reconciling items affecting net revenues:
Tariff refunds passed through to customers	-	30,008	-	30,008	-

Other reconciling items affecting gross profit:
Tariff refunds received from U.S. government	-	(30,008)	-	(30,008)	-

Other reconciling items affecting operating income:
Favorable resolution of contingency	-	-	-	-	(11,293)

Reconciling items affecting tax expense:
Change in tax laws and regulations	-	-	13,657	-	13,657

Adjusted net earnings (loss)	$58,969	$28,124	$5,781	$94,257	$(7,600)

Adjusted weighted average diluted shares outstanding	160,819	147,901	136,582	148,664	135,739

Adjusted earnings (loss) per diluted share	$0.37	$0.19	$0.04	$0.63	$(0.06)

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended			Nine fiscal months ended
	October 3, 2026	July 4, 2026	September 27, 2025	October 3, 2026	September 27, 2025
Net cash provided by operating activities	$145,763	$105,359	$27,639	$314,791	$34,946
Proceeds from sale of property and equipment	259	155	360	480	854
Less: Capital expenditures	(47,547)	(95,201)	(52,324)	(253,409)	(178,491)
Free cash	$98,475	$10,313	$(24,325)	$61,862	$(142,691)

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Nine fiscal months ended
	October 3, 2026	July 4, 2026	September 27, 2025	October 3, 2026	September 27, 2025

Net earnings (loss)	$58,969	$28,124	$(7,876)	$94,257	$(9,964)

Interest expense	6,676	10,333	9,525	26,982	28,903
Interest income	(7,718)	(4,088)	(2,710)	(14,844)	(10,610)
Income taxes	28,314	14,275	19,763	48,277	29,900
Depreciation and amortization	59,707	56,117	57,293	174,035	167,036
EBITDA	$145,948	$104,761	$75,995	$328,707	$205,265

Reconciling items
Tariff refunds passed through to customers	$-	$30,008	$-	$30,008	$-
Tariff refunds received from U.S. government	-	(30,008)	-	(30,008)	-
Favorable resolution of contingency	-	-	-	-	(11,293)

Adjusted EBITDA	$145,948	$104,761	$75,995	$328,707	$193,972

Adjusted EBITDA margin(f)	14.9%	11.4%	9.6%	12.0%	8.6%

(f) Adjusted EBITDA as a percentage of adjusted net revenues.

VISHAY INTERTECHNOLOGY, INC.
Schedule of Adjusted Revenue, Gross Profit, and Gross Margin
(Unaudited - In thousands)
	Fiscal quarter ended	Fiscal quarter ended		Nine fiscal months ended
	October 3, 2026	July 4, 2026		October 3, 2026
	GAAP and Adjusted(g)	GAAP	Adjusted(h)	GAAP	Adjusted(h)

Net revenues	$978,939	$888,575	$918,583	$2,706,756	$2,736,764
Gross profit	249,385	207,382	207,382	633,379	633,379
Gross margin	25.5%	23.3%	22.6%	23.4%	23.1%

(g) Net revenues for the fiscal quarter ended October 3, 2026 do not contain any adjusting items.
(h) Adjusted net revenues for the fiscal quarter ended July 4, 2026 and nine fiscal months ended October 3, 2026 exclude $30,008 for tariff refunds passed through to customers, with no impact on gross profit. The tariff refunds are recognized as a reduction of Net revenues and Costs of products sold in the GAAP results. Adjusted gross margin is calculated using adjusted net revenues.